Exhibit 10.9
DEUTSCHE BANK TRUST COMPANY AMERICAS
60 WALL STREET
NEW YORK, NEW YORK 10005
August 4, 2008
Wellman, Inc.
1041 521 Corporate Center Drive
Fort Mill, South Carolina 29715
Attention: Chief Financial Officer
and Treasurer and Chief Accounting Officer
Re: Wellman, Inc. Credit Agreement dated as of February 27, 2008
     Reference is hereby made to that certain Credit Agreement, dated as of February 27, 2008, by and among Wellman, Inc. (the “Funds Administrator”) and the other Borrowers party thereto, as debtors and debtors in possession, as Borrowers, the Lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and the other agents signatory thereto (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     The undersigned Administrative Agent, on behalf of the Majority Lenders, hereby consents to the Funds Administrator’s request that Section 9.1(i)(xv) of the Credit Agreement be amended as follows: (A) by deleting the date “August 4, 2008” in sub clause (iv) thereof and replacing it with “August 15, 2008”; (B) by deleting the date “September 15, 2008” in sub clause (v) thereof and replacing it with “September 26, 2008; and (C) by deleting the date “September 25, 2008” in sub clause (vii) thereof and replacing it with “October 6, 2008”. In addition, the undersigned Administrative Agent, on behalf of the Majority Lenders, hereby consents to the Funds Administrator’s request that the Lenders waive compliance with the minimum EBITDA requirement for June 2008 set forth in Section 8.1 (a) of the Credit Agreement be for the period from August 4, 2008 through August 15, 2008.
     Except as expressly provided herein with respect to Sections 8.1(a) and 9.1(i)(xv) of the Credit Agreement, (i) this letter shall not be construed as a consent, waiver or other modification with respect to any term, condition, or any other provision of the Credit Agreement or any other Loan Document, and each of the Loan Documents shall remain in full force and effect, and (ii) neither this letter, nor any other communication between the Administrative Agent and the Funds Administrator or any other Borrower shall be deemed to be a waiver, modification, or release of any Default or Event of Default, whether such Default or Event of Default arose or arises before, on or after the date hereof and whether or not known to the Administrative Agent
[signature page follows]

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Marguerite Sutton
Title:	Director

By:	/s/ Enrique Landaeta
Title:	Vice President
Acknowledged and agreed as of
This 6 day of August, 2008

WELLMAN, INC.

By:	/s/ Keith R. Phillips
Title:	Chief Financial Officer